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                                                                   Exhibit 10.13

                              ASSUMPTION AGREEMENT



        THIS ASSUMPTION AGREEMENT, made as of the 25th day of May, 1999, by and between Charter Communications Holdings, LLC, a Delaware limited liability company ("CC Holdings"), and Charter Communications Holding Company, LLC, a Delaware limited liability company ("Charter Holdco").


                                    RECITALS


        WHEREAS, CC Holdings has approved and adopted the Charter Communications Holdings, LLC 1999 Option Plan (the "Plan"), a plan granting options for membership interests representing an aggregate of 10% of the equity value of CC Holdings; and


        WHEREAS, Charter Holdco desires to assume all of CC Holdings' obligations under the Plan; and


        WHEREAS, the manager and sole member of Charter Holdco has determined that the assumption of the Plan is in the best interests of Charter Holdco.


        NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Charter Holdco hereby fully and completely assumes and agrees to pay, perform and discharge when due, all the obligations of CC Holdings under the Plan, and CC Holdings is fully and completely released by Charter Holdco with respect to CC Holdings' obligations under the Plan.

        All references in the Plan to CC Holdings shall become references to Charter Holdco, and options which have been issued or will be issued under the Plan shall be options for membership interests in Charter Holdco.

        Charter Holdco hereby fully and completely assumes all options previously granted under the Plan.

        This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

        This Assumption Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        This Assumption Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of such separate counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


                                    CHARTER COMMUNICATIONS HOLDINGS, LLC

                                    By:   Charter Communications, Inc., in its
                                          capacity as Manager and sole Member of
                                          Charter Communications Holdings, LLC


                                          By:  /s/ Curtis S. Shaw
                                               ------------------------------
                                               Name: Curtis S. Shaw
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Secretary


                                    CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

                                    By:   Charter Communications, Inc., in its
                                          capacity as Manager and sole Member of
                                          Charter Communications Holding
                                          Company, LLC


                                          By:  /s/ Curtis S. Shaw
                                               ------------------------------
                                               Name: Curtis S. Shaw
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Secretary



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